LIMITED POWER OF ATTORNEY

    KNOWN ALL BY THESE

PRESENTS, that the undersigned hereby constitutes and appoints Hilary

Burkemper, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) Execute for and on behalf of the
undersigned,
in the undersigned's capacity as an officer and/or director of CKE
Restaurants, Inc. (the "Company"), a Form 3, Statement of
Beneficial
Ownership of Securities, a Form 4, Statement of Changes in
Beneficial
Ownership of Securities, or a Form 5, Annual Statement of
Changes in
Beneficial Ownership, in accoradance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2) Do
and perform any
and all acts for an on behalf of the undersigned which may be necessary or desirable to complete and execute such Form 3 or Form
4 or Form 5 report(s)
and to timely file such Form(s) with the United
States Securities and
Exchange Commission and any stock exchange or similar authority; and


(3) Take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit
to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pusuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


The undersigned hereby grants to
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibility to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall remain
in full
force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS
WHEREOF,
the undersigned has caused this Power of Attorney to be executed this
21st day of November 2003.


									   /s/ Theodore Abajian


						Signature


[Acknowledged in the presence of a notary public]




STATE OF CALIFORNIA

COUNTY OF
SANTA BARBARA




	On November 21, 2003, before me, D
Sorich, the undersigned
Notary Public, personally appeared Theodore
Abajian, personally known to
me, or proved to me on the basis of
satisfactory evidence, to be the person
whose name is subscribed to the
within instrument and acknowledged to me that he executed the same in his authority capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and offical
seal.




									  /s/ D Sorich

						Notary Public




									   September 16, 2005

						My
Commission Expires: